Exhibit 99.1

NEWS RELEASE

Halcón Resources Announces Fourth Quarter and Full Year 2014 Results

 Borrowing Base Reaffirmed at $1.05 Billion

Production Significantly Hedged Through 2016

HOUSTON, TEXAS — February 25, 2015 — Halcón Resources Corporation (NYSE:HK) (“Halcón” or the “Company”) today announced its fourth quarter and full year 2014 results.

Halcón generated total revenues of $239.5 million for the quarter ended December 31, 2014.  Revenues for the full year 2014 totaled $1,148.3 million, an increase of 15% compared to the full year 2013.

Production for the three months and full year ended December 31, 2014 was 46,076 barrels of oil equivalent per day (Boe/d) and 42,107 Boe/d, respectively.  The Company reported full year 2014 production above its guidance range.  Production was comprised of 81% oil, 9% natural gas liquids (NGLs) and 10% natural gas for the quarter and 83% oil, 7% NGLs and 10% natural gas for the year.

Including the impact of hedges, Halcón realized 105% of the average NYMEX oil price, 35% of the average NYMEX oil price for NGLs and 94% of the average NYMEX natural gas price during the fourth quarter 2014.  For the full year 2014, including the impact of hedges, the Company realized 91% of the average NYMEX oil price, 36% of the average NYMEX oil price for NGLs and 94% of the average NYMEX natural gas price.

Total operating costs per unit, after adjusting for selected items (see Selected Operating Data table for additional information), decreased by 23% to $21.27 per Boe during the three months ended December 31, 2014, compared to the same period of 2013.  Total operating costs per unit for the full year, after adjusting for selected items (see Selected Operating Data table for additional information), were $24.14 per Boe, representing a decrease of 17% versus 2013.

After adjusting for selected items primarily related to the non-cash impact of derivatives and non-cash impairment charges (see Selected Item Review and Reconciliation table for additional information), net income was $20.6 million, or $0.05 per diluted share, and $71.7 million, or $0.17 per diluted share, for the quarter and full year ended December 31, 2014, respectively.  Halcón reported net income available to common stockholders of $247.3 million, or $0.48 per diluted share for the fourth quarter and $282.9 million, or $0.59 per diluted share for the year.

1

Liquidity and Capital Spending

As previously disclosed, the Company’s liquidity as of December 31, 2014 was approximately $553 million, which consisted of cash on hand plus undrawn capacity on its senior secured revolving credit facility.

The borrowing base on Halcón’s senior secured revolving credit facility was recently reaffirmed at $1.05 billion in conjunction with the regular spring redetermination.

During the fourth quarter of 2014, the Company incurred capital costs of $271.8 million on drilling and completions, $3.0 million on infrastructure/seismic and $13.0 million on leasehold acquisitions, offset by divestiture proceeds of $5.4 million.  In addition, Halcón incurred $49.1 million for capitalized interest, G&A and other.

The Company incurred capital costs of $1,193.6 million on drilling and completions, $41.7 million on infrastructure/seismic and $310.5 million on leasehold acquisitions in 2014, offset by divestiture proceeds totaling $485.8 million.  In addition, the Company incurred $200.6 million for capitalized interest, G&A and other.

Production Guidance

Halcón expects to produce an average of 42 — 44 MBoe/d during the first quarter of 2015.

Hedging Update

The Company’s strategy is to hedge approximately 80% of expected production for the next 18 to 24 months.  Halcón has 31,332 barrels per day of oil hedged for 2015 at an average price of $90.32 per barrel.  For 2016, the Company has 20,497 barrels per day of oil hedged at an average price of $84.80 per barrel.  Halcón plans to opportunistically layer in additional hedges to attain targeted levels.  The Company estimates the pre-tax mark-to-market value of its hedge portfolio to be approximately $502 million as of February 24, 2015.

An updated slide presentation containing detailed information on Halcón’s hedge portfolio can be accessed on its website at http://www.halconresources.com in the Investor Relations section under Events & Presentations.

Conference Call and Webcast Information

Halcón Resources Corporation (NYSE:HK) has scheduled a conference call for Thursday, February 26, 2015, at 10:00 a.m. EST (9:00 a.m. CST). To participate in the conference call, dial (877) 810-3368 for domestic callers, and (914) 495-8561 for international callers a few minutes before the call begins and reference Halcón Resources conference ID 74053927.  The conference call will also be webcast live over the Internet on Halcón Resources’ website at http://www.halconresources.com in the Investor Relations section under Events & Presentations.  A telephonic replay of the call will be available approximately two hours after the live broadcast ends and will be accessible until March 4, 2015.  To access the replay, dial (855) 859-2056 for domestic callers or (404) 537-3406 for international callers, in both cases referencing conference ID 74053927.

2

About Halcón Resources

Halcón Resources Corporation is an independent energy company engaged in the acquisition, production, exploration and development of onshore oil and natural gas properties in the United States.

For more information contact Scott Zuehlke, Vice President of Investor Relations, at 832-538-0314 or szuehlke@halconresources.com.

Forward-Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects”, “believes”, “intends”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, or “probable” or statements that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved.  Forward-looking statements are based on current beliefs and expectations and involve certain assumptions or estimates that involve various risks and uncertainties that could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and other filings submitted by the Company to the U.S. Securities and Exchange Commission (“SEC”), copies of which may be obtained from the SEC’s website at www.sec.gov or through the Company’s website at www.halconresources.com. Readers should not place undue reliance on any such forward-looking statements, which are made only as of the date hereof. The Company has no duty, and assumes no obligation, to update forward-looking statements as a result of new information, future events or changes in the Company’s expectations.

3

HALCÓN RESOURCES CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(In thousands, except per share amounts)

	Three Months Ended December 31,		Years Ended December 31,
	2014	2013	2014	2013
Operating revenues:
Oil, natural gas and natural gas liquids sales:
Oil	$223,215	$272,368	$1,071,319	$944,535
Natural gas	9,136	7,348	37,101	27,319
Natural gas liquids	9,064	8,588	37,460	24,564
Total oil, natural gas and natural gas liquids sales	241,415	288,304	1,145,880	996,418
Other	(1,956)	998	2,381	3,088
Total operating revenues	239,459	289,302	1,148,261	999,506

Operating expenses:
Production:
Lease operating	34,539	44,506	130,239	139,182
Workover and other	3,643	1,992	16,193	6,268
Taxes other than income	23,329	26,006	106,331	88,622
Gathering and other	8,600	4,844	26,719	11,745
Restructuring	—	3,964	987	4,471
General and administrative	26,422	33,525	116,532	132,410
Depletion, depreciation and accretion	145,465	143,391	534,421	463,655
Full cost ceiling impairment	178,503	238,673	239,668	1,147,771
Other operating property and equipment impairment	31,769	200	35,558	67,454
Goodwill impairment	—	—	—	228,875
Total operating expenses	452,270	497,101	1,206,648	2,290,453

Income (loss) from operations	(212,811)	(207,799)	(58,387)	(1,290,947)

Other income (expenses):
Net gain (loss) on derivative contracts	510,367	7,516	518,956	(31,233)
Interest expense and other, net	(38,575)	(33,953)	(145,689)	(58,198)
Total other income (expenses)	471,792	(26,437)	373,267	(89,431)
Income (loss) before income taxes	258,981	(234,236)	314,880	(1,380,378)
Income tax benefit (provision)	(219)	(176,152)	1,076	157,716
Net income (loss)	258,762	(410,388)	315,956	(1,222,662)
Series A preferred dividends	(4,960)	(4,959)	(19,838)	(10,745)
Preferred dividends and accretion on redeemable noncontrolling interest	(6,457)	—	(13,176)	—
Net income (loss) available to common stockholders	$247,345	$(415,347)	$282,942	$(1,233,407)

Net income (loss) per share of common stock:
Basic	$0.59	$(1.01)	$0.68	$(3.25)
Diluted	$0.48	$(1.01)	$0.59	$(3.25)
Weighted average common shares outstanding:
Basic	417,281	412,042	415,772	379,621
Diluted	539,219	412,042	542,394	379,621

HALCÓN RESOURCES CORPORATION

CONSOLIDATED BALANCE SHEETS (Unaudited)

(In thousands, except share and per share amounts)

	December 31,
	2014	2013
Current assets:
Cash	$43,713	$2,834
Accounts receivable	276,559	312,518
Receivables from derivative contracts	352,530	2,028
Restricted cash	16,131	—
Inventory	4,693	5,148
Prepaids and other	9,079	16,098
Total current assets	702,705	338,626
Oil and natural gas properties (full cost method):
Evaluated	6,390,820	4,960,467
Unevaluated	1,829,786	2,028,044
Gross oil and natural gas properties	8,220,606	6,988,511
Less - accumulated depletion	(2,953,038)	(2,189,515)
Net oil and natural gas properties	5,267,568	4,798,996
Other operating property and equipment:
Gas gathering and other operating assets	126,804	125,837
Less - accumulated depreciation	(14,798)	(8,461)
Net other operating property and equipment	112,006	117,376
Other noncurrent assets:
Receivables from derivative contracts	151,324	22,734
Debt issuance costs, net	55,904	64,308
Deferred income taxes	136,826	8,474
Equity in oil and natural gas partnership	4,309	4,463
Funds in escrow and other	3,833	1,514
Total assets	$6,434,475	$5,356,491

Current liabilities:
Accounts payable and accrued liabilities	$607,750	$636,589
Liabilities from derivative contracts	—	17,859
Asset retirement obligations	106	71
Current portion of deferred income taxes	136,826	8,474
Current portion of long-term debt	—	1,389
Total current liabilities	744,682	664,382
Long-term debt	3,746,736	3,183,823
Other noncurrent liabilities:
Liabilities from derivative contracts	9,387	19,333
Asset retirement obligations	38,371	39,186
Other	5,964	2,157
Commitments and contingencies
Mezzanine equity:
Redeemable noncontrolling interest	117,166	—
Stockholders’ equity:
Preferred stock: 1,000,000 shares of $0.0001 par value authorized; 345,000 shares of 5.75% Cumulative Perpetual Convertible Series A, issued and outstanding as of December 31, 2014 and 2013	—	—
Common stock: 1,340,000,000 and 670,000,000 shares of $0.0001 par value authorized; 427,808,306 and 415,729,962 shares issued and outstanding at December 31, 2014 and 2013, respectively	42	41
Additional paid-in capital	2,995,402	2,953,786
Accumulated deficit	(1,223,275)	(1,506,217)
Total stockholders’ equity	1,772,169	1,447,610
Total liabilities and stockholders’ equity	$6,434,475	$5,356,491

HALCÓN RESOURCES CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(In thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2014	2013	2014	2013
Cash flows from operating activities:
Net income (loss)	$258,762	$(410,388)	$315,956	$(1,222,662)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depletion, depreciation and accretion	145,465	143,391	534,421	463,655
Full cost ceiling impairment	178,503	238,673	239,668	1,147,771
Other operating property and equipment impairment	31,769	200	35,558	67,454
Goodwill impairment	—	—	—	228,875
Deferred income tax provision (benefit)	—	175,642	—	(159,239)
Share-based compensation, net	4,896	5,118	18,733	17,112
Unrealized loss (gain) on derivative contracts	(469,625)	(10,228)	(508,285)	8,728
Amortization and write-off of deferred loan costs	1,117	1,313	4,315	2,656
Non-cash interest and amortization of discount and premium	804	630	2,780	2,025
Accrued settlements on derivative contracts	(25,868)	—	(25,868)	—
Other expense (income)	(1,841)	6,668	(2,435)	1,427
Cash flow from operations before changes in working capital	123,982	151,019	614,843	557,802
Changes in working capital, net of acquisitions	(37,938)	(48,700)	53,091	(63,878)
Net cash provided by (used in) operating activities	86,044	102,319	667,934	493,924

Cash flows from investing activities:
Oil and natural gas capital expenditures	(345,692)	(551,476)	(1,524,341)	(2,380,445)
Acquisition of Williston Basin Assets	—	(532)	—	(32,713)
Proceeds received from sales of oil and natural gas assets	4,210	288,031	484,184	448,299
Advance on carried interest	—	—	(189,442)	—
Other operating property and equipment capital expenditures	(2,727)	(19,224)	(43,083)	(139,295)
Funds held in escrow and other	368	9,002	1,589	3,455
Net cash provided by (used in) investing activities	(343,841)	(274,199)	(1,271,093)	(2,100,699)

Cash flows from financing activities:
Proceeds from borrowings	532,000	965,000	2,276,000	3,725,000
Repayments of borrowings	(320,000)	(786,000)	(1,719,000)	(2,644,400)
Debt issuance costs	(62)	(4,571)	(819)	(23,873)
Series A preferred stock issued	—	—	—	345,000
Series A preferred dividends	(4,960)	—	(4,960)	—
Common stock issued	—	—	—	222,870
HK TMS, LLC preferred stock issued	—	—	110,051	—
HK TMS, LLC tranche rights	—	—	4,516	—
Preferred dividends on redeemable noncontrolling interest	—	—	(3,518)	—
Restricted cash	(147)	—	(16,131)	—
Offering costs and other	(9)	(176)	(2,101)	(17,494)
Net cash provided by (used in) financing activities	206,822	174,253	644,038	1,607,103

Net increase (decrease) in cash	(50,975)	2,373	40,879	328

Cash at beginning of period	94,688	461	2,834	2,506
Cash at end of period	$43,713	$2,834	$43,713	$2,834

Supplemental cash flow information:
Cash paid for interest, net of capitalized interest	$28,288	$24,028	$132,557	$25,462
Cash paid (refunded) for income taxes	(3,600)	—	(8,600)	9,014

Disclosure of non-cash investing and financing activities:
Accrued capitalized interest	$4,160	$(659)	$(1,180)	$9,890
Asset retirement obligations	2,134	(49,549)	(1,262)	(39,472)
Series A preferred dividends paid in common stock	—	4,959	14,878	9,092
Accretion of redeemable noncontrolling interest	3,432	—	6,633	—
Preferred dividends on redeemable noncontrolling interest paid-in-kind	3,025	—	3,025	—
Payable for acquisition of oil and natural gas properties	—	2,157	—	2,157
Receivable for sale of oil and natural gas properties	1,000	—	1,000	—

HALCÓN RESOURCES CORPORATION

SELECTED OPERATING DATA

(Unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2014	2013	2014	2013

Production volumes:
Crude oil (MBbls)	3,444	3,120	12,787	10,148
Natural gas (MMcf)	2,620	2,116	8,812	8,003
Natural gas liquids (MBbls)	358	227	1,113	683
Total (MBoe)	4,239	3,700	15,369	12,165
Average daily production (Boe)	46,076	40,217	42,107	33,329

Average prices:
Crude oil (per Bbl)	$64.81	$87.30	$83.78	$93.08
Natural gas (per Mcf)	3.49	3.47	4.21	3.41
Natural gas liquids (per Bbl)	25.32	37.83	33.66	35.96
Total per Boe	56.95	77.92	74.56	81.91

Cash effect of derivative contracts:
Crude oil (per Bbl)	$11.79	$(1.03)	$0.94	$(2.42)
Natural gas (per Mcf)	0.05	0.23	(0.15)	0.25
Natural gas liquids (per Bbl)	—	—	—	—
Total per Boe	9.61	(0.73)	0.69	(1.85)

Average prices computed after cash effect of settlement of derivative contracts:
Crude oil (per Bbl)	$76.60	$86.27	$84.72	$90.66
Natural gas (per Mcf)	3.54	3.70	4.06	3.66
Natural gas liquids (per Bbl)	25.32	37.83	33.66	35.96
Total per Boe	66.56	77.19	75.25	80.06

Average cost per Boe:
Production:
Lease operating	$8.15	$12.03	$8.47	$11.44
Workover and other	0.86	0.54	1.05	0.52
Taxes other than income	5.50	7.03	6.92	7.28
Gathering and other (1)	1.96	1.31	1.72	0.97
Restructuring	—	1.07	0.06	0.37
General and administrative, as adjusted (1)	4.80	6.78	5.98	8.99
Depletion	33.66	38.08	34.09	37.28

(1) Represents gathering and other and general and administrative costs per Boe, adjusted for items noted in the reconciliation below:

General and administrative:
General and administrative, as reported	$6.23	$9.06	$7.58	$10.89
Share-based compensation:
Non-cash	(1.15)	(1.38)	(1.22)	(1.41)
Acquisition and merger transaction costs:
Cash	(0.28)	(0.90)	(0.38)	(0.49)
General and administrative, as adjusted	$4.80	$6.78	$5.98	$8.99

Gathering and other, as reported	$2.03	$1.31	$1.74	$0.97
Total adjusting items	(0.07)	—	(0.02)	—
Gathering and other, as adjusted	$1.96	$1.31	$1.72	$0.97

Total operating costs, as reported	$22.77	$29.97	$25.76	$31.10
Total adjusting items	(1.50)	(2.28)	(1.62)	(1.90)
Total operating costs, as adjusted (2)	$21.27	$27.69	$24.14	$29.20

(2) Represents lease operating, workover and other expense, taxes other than income, gathering and other expense and general and administrative costs per Boe, adjusted for items noted in reconciliation above.

HALCÓN RESOURCES CORPORATION

SELECTED ITEM REVIEW AND RECONCILIATION (Unaudited)

(In thousands, except per share amounts)

	Three Months Ended December 31,		Years Ended December 31,
	2014	2013	2014	2013
As Reported:
Net income (loss) available to common stockholders, as reported	$247,345	$(415,347)	$282,942	$(1,233,407)
Series A preferred dividends	4,960	4,959	19,838	10,745
Preferred dividends and accretion on redeemable noncontrolling interest	6,457	—	13,176	—
Net income (loss)	$258,762	$(410,388)	$315,956	$(1,222,662)

Impact of Selected Items:
Unrealized loss (gain) on derivatives contracts:
Crude oil	$(464,055)	$(13,502)	$(499,882)	$9,606
Natural gas	(5,571)	3,273	(6,644)	544
Total mark-to-market non-cash charge	(469,626)	(10,229)	(506,526)	10,150
Full cost ceiling impairment	178,503	238,673	239,668	1,147,771
Other operating property and equipment impairment	31,769	200	35,558	67,454
Goodwill impairment	—	—	—	228,875
Deferred financing costs expensed, net(1)	—	955	499	1,846
Restructuring	—	3,964	987	4,471
Acquisition and merger transaction costs and other	(725)	3,336	4,052	5,921
Selected items, before income taxes	(260,079)	236,899	(225,762)	1,466,488
Income tax effect of selected items(2)	21,926	177,574	(18,447)	(182,888)
Selected items, net of tax	$(238,153)	$414,473	$(244,209)	$1,283,600

As Adjusted:
Net income (loss) available to common stockholders, excluding selected items	$20,609	$4,085	$71,747	$60,938
Net income (loss) from assumed conversions	—	—	—	6,724
Net income (loss) available to common stockholders after assumed conversions, excluding selected items(3)	$20,609	$4,085	$71,747	$67,662

Basic net income (loss) per common share, as reported	$0.59	$(1.01)	$0.68	$(3.25)
Impact of selected items	(0.54)	1.02	(0.51)	3.41
Basic net income (loss) per common share, excluding selected items(3)	$0.05	$0.01	$0.17	$0.16

Diluted net income (loss) per common share, as reported	$0.48	$(1.01)	$0.59	$(3.25)
Impact of selected items	(0.43)	1.02	(0.42)	3.40
Diluted net income (loss) per common share, excluding selected items(3)(4)	$0.05	$0.01	$0.17	$0.15

Net cash provided by (used in) operating activities	$86,044	$102,319	$667,934	$493,924
Changes in working capital, net of acquisitions	37,938	48,700	(53,091)	63,878
Cash flow from operations before changes in working capital	123,982	151,019	614,843	557,802
Cash components of selected items	1,506	6,464	6,931	9,556
Income tax effect of selected items	(558)	(2,318)	(2,567)	(3,455)
Cash flow from operations before changes in working capital, adjusted for selected items(3)	$124,930	$155,165	$619,207	$563,903

(1) Represents charges related to the write-off of debt issuance costs associated with decreases in the Company’s borrowing base under its senior revolving credit facility.

(2) For the 2014 columns, this represents tax impact using an estimated tax rate of 37.04%. These columns include a $(74.4) million (quarter-to-date) and $(102.1) million (year-to-date) adjustment for the change in valuation allowance.

(3) Net income (loss) and earnings per share excluding selected items and cash flow from operations before changes in working capital adjusted for selected items are non-GAAP measures.  These financial measures are presented based on management’s belief that they will enable a user of the financial information to understand the impact of these items on reported results.  Additionally, this presentation provides a beneficial comparison to similarly adjusted measurements of prior periods. These financial measures are not measures of financial performance under GAAP and should not be considered as an alternative to net income, earnings per share and cash flow from operations, as defined by GAAP. These financial measures may not be comparable to similarly named non-GAAP financial measures that other companies may use and may not be useful in comparing the performance of those companies to Halcón’s performance.

(4) The impact of selected items for the three months ended and year ended December 31, 2014 was calculated based upon weighted average diluted shares of 418.8 million and 422.0 million, respectively, due to the net income available to common stockholders, excluding selected items.